Exhibit 10.2B

INCENTIVE STOCK OPTION AWARD

PURSUANT TO THE MIDTOWN BANK & TRUST COMPANY

2007 STOCK INCENTIVE PLAN

THIS INCENTIVE STOCK OPTION AWARD (the “Award”) is made as of the Grant Date by and between MIDTOWN BANK & TRUST COMPANY (the “Bank”), a bank organized under the laws of the state of Georgia, and _______________ (the “Participant”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Bank hereby awards as of the Grant Date to Participant an incentive stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: ______________, 2008.

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Midtown Bank & Trust Company 2007 Stock Incentive Plan.

D.	Option Shares: All or any part of ________ shares of the Bank’s common stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.

Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.	Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends on the earliest of:

(i)	the tenth (10th) anniversary of the Grant Date (unless the Participant is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date);

(ii)	three (3) months following the date the Participant ceases to be an employee, director, or contractor of the Bank and its Affiliates for reasons other than for Cause or due to death or Disability; or

(iii)	one (1) year following the date the Participant ceases to be an employee, director, or contractor of the Bank and its Affiliates due to death or Disability.

Notwithstanding the foregoing, the Option shall cease to be exercisable upon the date the Participant ceases to be an employee, director, or contractor of the Bank or an Affiliate due to termination of employment or services by the Bank or an Affiliate for Cause. The Option may be exercised as to no more than the vested Option Shares determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.

Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”). Any portion of the Option which is not vested at the time of Participant’s termination of employment or services with the Bank or an Affiliate shall be forfeited to the Bank.

IN WITNESS WHEREOF, the Bank has executed and sealed this Award as of the Grant Date set forth above.

MIDTOWN BANK & TRUST COMPANY By: Title:

TERMS AND CONDITIONS

TO THE

INCENTIVE STOCK OPTION AWARD

PURSUANT TO THE MIDTOWN BANK & TRUST COMPANY

2007 STOCK INCENTIVE PLAN

1.     Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Midtown Bank & Trust Company 2007 Stock Incentive Plan, the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by:

(a)     the delivery to the Bank, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Bank at least ten (10) days prior to the date upon which Participant desires to exercise all or any portion of the Option (unless such prior notice is waived by the Bank);

(b)     payment to the Bank of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3; and

(c)     satisfaction of the withholding tax obligations under Section 2, if applicable.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, any withholding taxes, the Bank shall cause to be issued a certificate representing the Option Shares purchased. Notwithstanding the foregoing, in the event the Participant is given notice of termination for Cause under any employment agreement between the Participant and the Bank or any Affiliate or otherwise, the Participant’s ability to exercise the Option shall be suspended from the giving of such notice until such time as the Participant cures the circumstance(s) constituting Cause, if expressly permitted by the applicable employment agreement or otherwise, or, if there is no opportunity to cure or no cure is timely effected, from and after the giving of such notice through and including the effective date that the Participant’s employment is terminated for Cause.

2.     Withholding. To the extent the Option is deemed to be a Nonqualified Stock Option in accordance with Section 18 hereof or the Participant elects to pay the Purchase Price by having a number of shares with a Fair Market Value equal to the Purchase Price withheld by the Bank, the Participant must satisfy his federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Bank the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Common Stock owned by the Participant having a Fair Market Value equal to the withholding obligation (a “Withholding Election”); (iii) by electing, irrevocably and in writing, to have the smallest number of whole shares of Common Stock withheld by the Bank which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations (also a “Withholding Election”); or (iv) by any combination of the above. Participant may make a Withholding Election only if the following conditions are met:

(a)     the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Bank a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and

(b)     any Withholding Election will be irrevocable;

provided, however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3.      Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made:

(a)     in cash;

(b)     if permitted by the Committee, by the delivery to the Bank of a number of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price;

(c)     if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Participant to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised, but only as and to the extent permitted under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002);

(d)     if permitted by the Committee, by having the number of shares of Common Stock to be issued upon exercise reduced by the number of whole shares of Common Stock having a Fair Market Value equal to the Purchase Price, in which the Participant will be deemed to have elected to receive a payment of cash taxable as ordinary income which equals the Purchase Price and can be used solely to pay the Purchase Price in exchange for cancellation of the portion of the vested Option attributable to a number of shares of Common Stock having a Fair Market Value equal to the Purchase Price; or

(e)     in any combination of the foregoing.

4.     Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Participant upon exercise of the Option are issued to the Participant, the Participant shall have no rights as a shareholder with respect to such Option Shares. The Bank shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

5.     Restriction on Transfer of Option and of Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant (or in the event of his Disability, by his personal representative) and after his death, only by the legal representative of the Participant’s estate.

6.     Changes in Capitalization.

(a)     The number of Option Shares and the Exercise Price shall be proportionately adjusted for nonreciprocal transactions between the Bank and the holders of capital stock of the Bank that cause the per share value of the shares of Common Stock underlying the Option to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).

(b)     In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Bank’s assets or other material change in the capital structure of the Bank, or a tender offer for shares of Common Stock, or a Change of Control, that in each case is not an Equity Restructuring, the Committee or its designee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee or its designee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period or terminating the Option in consideration of a cash payment to the Participant in an amount equal to the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Option Shares. Any determination made by the Committee or its designee pursuant to this Section 6(b) will be final and binding on the Participant. Any action taken by the Committee or its designee need not treat all Participants equally.

(c)     The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Bank to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Bank, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Bank, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7.     Special Limitation on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Participant shall deliver to the Bank, prior to the exercise of the Option, such information, representations and warranties as the Bank may reasonably request in order for the Bank to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

8.     Legend on Stock Certificates.  Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

9.     Governing Laws. The Award and these Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Participant resides and/or any other applicable securities laws.

10.     Successors. The Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Participant and the Bank.

11.     Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12.     Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

13.     Entire Agreement. Subject to the terms and conditions of the Plan, the Award and these Terms and Conditions express the entire understanding of the parties with respect to the Option.

14.     Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

15.     Headings. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions.

16.     Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17.     No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Participant the right to continued employment with the Bank or any Affiliate.

18.      Qualified Status of Option.

(a)     In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Nonqualified Stock Option.

(b)     In the event the Participant’s employment is transferred to an Affiliate that is not a Parent or Subsidiary of the Bank, the Option shall become a Nonqualified Stock Option no later than three (3) months following such transfer and shall remain a Nonqualified Stock Option for the remainder of the Option Period.

19.      Definitions. As used in this Award,

(a)     “Cause” has the same meaning as provided in the employment agreement between the Participant and the Bank or Affiliate(s) on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means conduct amounting to:

(i)      fraud or dishonesty against the Bank or Affiliate(s);

(ii)      Participant’s gross negligence in performance of duties or willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant’s service with the Bank or Affiliate(s);

(iii)      repeated absences from work without a reasonable excuse;

(iv)      repeated intoxication with alcohol or drugs while on the Bank’s or Affiliate(s)’ premises during regular business hours;

(v)      a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, breach of trust, or moral turpitude; or

(vi)      a breach or violation of the terms of any agreement to which the Participant and the Bank or Affiliate(s) are party.

(b)     “Change of Control” means any one of the following events which may occur after the date the Option is granted:

(i)     the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors for the Company or the Bank, excluding an acquisition that is a reorganization, merger, share exchange, combination or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger, share exchange, combination or consolidation, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged, exchanged, combined, or consolidated company’s then outstanding voting securities;

(ii)     within any twelve-month period, the persons who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the board of directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the board of directors of the Company or the Bank, as applicable, by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(iii)     a reorganization, merger, share exchange, combination or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger, share exchange, combination or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged, exchanged, combined, or consolidated company’s then outstanding voting securities; or

(iv)     the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

References above to the Company will apply only after the Company is both created and owns all of the Banks Common Stock. Before such date, references to the Company will be disregarded in the foregoing definition.

(c)     “Company” means the holding company owning all of the Bank’s Common Stock, if such holding company is created.

(d)     Other capitalized terms that are not defined herein have the meaning set forth in the Plan or the Award, except where the context does not reasonably permit.

EXHIBIT 1

NOTICE OF EXERCISE OF

STOCK OPTION TO PURCHASE

COMMON STOCK OF

MIDTOWN BANK & TRUST COMPANY

Name Address Date

Midtown Bank & Trust Company

__________________________

__________________________

Attn: Chief Executive Officer

Re:     Exercise of Incentive Stock Option

Gentlemen:

Subject to acceptance hereof by Midtown Bank & Trust Company (the “Bank”) and pursuant to the provisions of the Midtown Bank & Trust Company 2007 Stock Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Bank under the Incentive Stock Option Award (the “Award”) dated as of ____________. The purchase shall take place as of __________, 20___ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or a certified check for $_____________ for the full purchase price payable to the order of Midtown Bank & Trust Company;

[ ]

if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Bank to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Bank and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Bank from the broker, dealer or other creditor) upon receipt of the purchase price;

[ ]

if permitted by the Committee, by having a number of shares of Common Stock issuable pursuant to the exercise with a Fair Market Value equal to the purchase price withheld by the Bank. I understand that, as a result of this election, I will be deemed to have elected to receive a cash payment which equals the purchase price that is taxable to me as ordinary income and can be used solely to pay the purchase price in exchange for cancellation of the portion of the vested Option attributable to a number of shares of Common Stock having a Fair Market Value equal to the purchase price.

Exhibit 1 – Page 1 of 3

[ ]	if permitted by the Committee, by tendering to the Bank shares held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay the purchase price.

I understand that I am not permitted to exercise the Option if I have been given notice that my employment will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment agreement or otherwise.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Participant pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Bank as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Bank;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Bank of compliance with the applicable securities laws of other jurisdictions. The Bank shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Bank will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Bank under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Bank is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

Exhibit 1 – Page 2 of 3

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Bank, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Bank. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Bank and any person acting on its behalf and to obtain all material information reasonably available with respect to the Bank and its affairs. I have received all information and data with respect to the Bank which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Bank;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Bank issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Award or in the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:

MIDTOWN BANK & TRUST COMPANY

By:

Title:

Number of Shares	Number of Shares
Exercised:	Remaining:

Date:

Exhibit 1 – Page 3 of 3

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

MIDTOWN BANK & TRUST COMPANY

TO:	_____________________________________

FROM:	_____________________________________

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

[ ]	the original recipient of the Option.

[ ]	the legal representative of the estate of the original recipient of the Option.

[ ]	the legal guardian of the original recipient of the Option.

[ ]	a permitted assign of the recipient of the Option as provided in the Plan and the Terms and Conditions.

(3)

The Option to which this election relates was issued under the Midtown Bank & Trust Company 2007 Stock Incentive Plan (the “Plan”) in the name of _________________________ for the purchase of a total of _________ shares of Common Stock of the Bank. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

[ ]

if permitted by the Committee, to have a number of shares issuable pursuant to the exercise with a Fair Market Value equal to the purchase price withheld by the Bank for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

[ ]	if permitted by the Committee, to tender shares held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

Exhibit 2 – Page 1 of 2

The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	I further understand that, if applicable, the Bank shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8)

The Plan has been made available to me by the Bank. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan or the Terms and Conditions of the Award.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

Exhibit 2 – Page 2 of 2

SCHEDULE 1

VESTING SCHEDULE

INCENTIVE STOCK OPTION AWARD

ISSUED PURSUANT TO THE

MIDTOWN BANK & TRUST COMPANY

2007 STOCK INCENTIVE PLAN

A.

The Option Shares shall become vested Option Shares following the completion of a number of continuous years of service as an employee of the Bank or any Affiliate after the Grant Date as indicated in the schedule below.

Percentage of Option Shares Which are Vested Shares	Years of Service After the Grant Date

[TO BE COMPLETED]

B.	Notwithstanding Part A, the Option will be fully vested on the effective date of a Change of Control.

C.

For purposes of the Vesting Schedule, Participant shall be granted a year of service for each twelve-consecutive-month period following the Grant Date during which the employment relationship between the Participant and the Bank and its Affiliates continues. No credit will be given for completion of a partial year of service and no period of time following the Participant’s Termination of Employment with the Bank (including all Affiliates) shall count towards the vesting of Option Shares.

Schedule 1 – Page 1 of 1